                                                                   EXHIBIT 10.12

                                 AMENDMENT NO. 2
                                       TO
                                MERGER AGREEMENT

         AMENDMENT NO. 2, dated as of February 15, 2006, to the Agreement and
Plan of Merger ("Merger Agreement"), dated as of October 20, 2005, by and among
Tremisis Energy Acquisition Corporation, RAM Energy Acquisition, Inc., RAM
Energy, Inc. ("RAM"), and each of the Stockholders of RAM, as amended by
Amendment No. 1 thereto dated November 11, 2005.

         IT IS HEREBY AGREED that the Merger Agreement, as heretofore amended, is further amended as follows:

              1.   Section 1.6(a), as heretofore amended, is hereby amended to read as follows:

         "(a) Conversion of Company Common Stock. Other than any shares to be canceled pursuant to Section 1.6(c), each share of common stock, par value $10.00, of the Company ("Company Common Stock") issued and outstanding immediately prior to the Effective Time will be automatically converted (subject to Section 1.6(f)) into the right to receive on the Closing Date (i) that number of shares of common stock, par value $0.0001, of Parent ("Parent Common Stock") determined by dividing the Aggregate Parent Common Stock Number by the Outstanding
         Company Stock Number, and (ii) that amount of cash determined by dividing the Aggregate Cash Number by the Outstanding Company Stock
         Number. The term "Aggregate Parent Common Stock Number" shall mean
         25,600,000. The term "Outstanding Company Stock Number" shall mean the number of shares of Company Common Stock outstanding on the Closing
         Date, after giving effect to all stock option exercises contemplated hereby. The term "Aggregate Cash Number" shall mean the lesser of (I)
         $30,000,000, and (II) the amount of cash distributed to Parent from the
         Trust Fund at the Closing (after payment to those stockholders of
         Parent who elect to have their shares converted to cash in accordance with Parent's Charter Documents (as defined in Section 2.1(a)), less the sum of all expenses reasonably incurred by Parent in connection with the transaction contemplated hereby."

              2.   Section 3.15(c) is hereby amended to read as follows:

         "(c) Parent has not been delinquent in the payment of any material Tax that has not been accrued for in Parent's books and records of account for the period for which such Tax relates nor is there any material Tax deficiency outstanding, proposed or assessed against Parent, nor has
         Parent executed any unexpired waiver of any statute of limitations on or extending the period for the assessment or collection of any Tax."

              3.   The last sentence of paragraph (d) of Schedule 4.1 is hereby amended to read as follows:

         "Prior to the Closing, the Company will continue to pay ordinary quarterly dividends to

         the Stockholders consistent with historical practices and with the restrictions imposed under the Loan Agreement, including payment of a
         $500,000 dividend during the fourth quarter of 2005 and a $500,000 dividend during the first quarter of 2006."

              4.   A new Section 5.19 is hereby added to the Merger Agreement, to read as follows:

         "5.19 Stockholder Obligations. The Stockholders shall repay to the
         Company, on or before the Closing, all direct and indirect indebtedness and obligations owed by them to the Company, including the indebtedness and other obligations described in Schedule 2.22 and all other amounts owed by REPCO (as defined in Schedule 2.22) to the Company."

              5.   Section 6.3(i), as heretofore amended, is hereby amended to read as follows:

         "(i) Company Indebtedness. The Adjusted Indebtedness for Borrowed Money
         of the Company, including the Subsidiaries, shall not exceed
         $125,000,000. As used herein, the term "Adjusted Indebtedness for
         Borrowed Money" shall mean the sum of all indebtedness of the Company for borrowed money, less (1) the amount of any cash deposits posted by the Company as security in connection with outstanding Company hedging contracts, (2) the positive difference, if any, between $30,000,000 and the Aggregate Cash Number, (3) an amount up to $6.0 million for aggregate fees, costs and expenses paid by the Company in connection with replacing, enhancing or improving its existing credit facilities in a manner that, on the whole, is quantitatively more beneficial to the Company and (4) capital expenditures incurred by the Company after
         March 1, 2006."

              6.   A new Section 6.3(k) is hereby added to the Merger Agreement, to read as follows:

         "(k) Stockholder Obligations. The Stockholders shall have repaid to the
         Company, on or before the Closing, all direct and indirect indebtedness and obligations owed by them to the Company, including the indebtedness and other obligations described in Schedule 2.22 and all other amounts owed by REPCO (as defined in Schedule 2.22) to the Company."

              7.   The last sentence of Section 7.4(b) is hereby amended to read as follows:

         "Notwithstanding the foregoing, payments made with respect to indemnifiable Losses arising out of the Great Plains Claim shall not be applied toward the Deductible and the Deductible shall not apply to indemnifiable Losses arising out of the Great Plains Claim."

              8.   Section 8.1(b) is hereby amended to read as follows:

         "(b) by either Parent or the Company if the Proxy Statement shall not have been mailed to the record owners of Parent Common Stock on or before April 27, 2006."

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to the Merger Agreement to be executed as of the date first written above.

                            TREMISIS ENERGY ACQUISITION CORPORATION

                            By: /s/ Lawrence S. Coben
                                ---------------------
                                Lawrence S. Coben
                                Chairman & CEO

                            RAM ENERGY ACQUISITION, INC.

                            By: /s/ Lawrence S. Coben
                                ---------------------
                                Lawrence S. Coben
                                Chairman & CEO

                            RAM ENERGY, INC.

                            By:  /s/ Larry E. Lee
                                 ----------------
                                 Larry E. Lee
                                 President & CEO

                            STOCKHOLDERS:

                         [SEE SEPARATE SIGNATURE PAGES.]

                  STOCKHOLDER SIGNATURE PAGE TO AMENDMENT NO. 2
                               TO MERGER AGREEMENT

/s/ Larry E. Lee
----------------
Larry E. Lee

DANISH KNIGHTS, A LIMITED PARTNERSHIP,
A Texas Limited Partnership

By: Dannebrog Corp., General Partner

By: /s/ Britani Talley Bowman
    -------------------------
     Britani Talley Bowman
     President

The undersigned agrees that, upon exercise of the stock option referred to in
Section 1.13 of the Merger Agreement, he shall be considered to be, and shall be, a Stockholder (as defined therein) for all purposes of such Merger
Agreement, as amended hereby.

/s/ C. David Stinson
--------------------
C. David Stinson